Exhibit 99.3

                                LEHMAN BROTHERS


                                  Transaction

Date:          29 September, 2006

To:            Countrywide Home Loans, Inc.
               Attention:    Documentation Unit


From:          Lehman Brothers Special Financing Inc.
               Confirmations Group
               Kathy Tsang
               Facsimile:    (+1) 646-885-9551 (United States of America)
               Telephone:    (+1) 212-526-9080

Ref. Numbers: Risk ID: 1315975L / Effort ID: N1073901 / Global Deal ID: 2682014

________________________________________________________________________________

Dear Sir or Madam:

The purpose of this communication (this "Confirmation") is to confirm the terms and conditions of the transaction (the "Transaction") entered into between Lehman Brothers Special Financing Inc. ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the "Agreement"). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.


                     LEHMAN BROTHERS SPECIAL FINANCING INC.
                              LEHMAN BROTHERS INC.
                      745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:


  General Terms:

      Trade Date:                  27 September, 2006

      Effective Date:              29 September, 2006

      Termination Date:            25 December, 2012

                                   For purposes of the final Calculation
                                   Period on the Floating Amounts, Termination
                                   Date will be subject to adjustment in
                                   accordance with the Following Business Day
                                   Convention, and for purposes of the final
                                   Calculation Period on the Fixed Amounts,
                                   Termination Date will be subject to No
                                   Adjustment.

      Notional Amount:             With respect to each Calculation Period, the
                                   lesser of (i) the Notional Amount as set forth in Appendix A attached hereto and
                                   (ii) the aggregate Principal Balance of the Reference Assets on or about the 15th calendar day of each month, commencing in the month of October 2006.

      Referenced Assets:           CWABS, Inc. Asset-Backed Certificates Trust,
                                   Series 2006-19, Class 1-A (Cusip: 12667CAA0),
                                   Class 2-A-1 (Cusip: 12667CAB8), Class 2-A-2
                                   (Cusip: 12667CAC6), Class 2-A-3 (Cusip:
                                   12667CAD4), Class M-1 (Cusip: 12667CAE2),
                                   Class M-2 (Cusip: 12667CAF9), Class M-3
                                   (Cusip: 12667CAG7), Class M-4 (Cusip:
                                   12667CAH5), Class M-5 (Cusip: 12667CAJ1),
                                   Class M-6 (Cusip: 12667CAK8), Class M-7
                                   (Cusip: 12667CAL6), Class M-8 (Cusip:
                                   12667CAM4), Class M-9 (Cusip: 12667CAN2),
                                   Class B (Cusip: 12667CAP7).

      Principal Balance:           As reported on Bloomberg Financial Services,
                                   Inc. ("Bloomberg"): by entering the Cusip,
                                   <Mtge>, type "pdi4", <Go>. If Bloomberg
                                   fails to publish the aggregate Principal
                                   Balance of the Referenced Assets or the
                                   parties fail to agree on the aggregate
                                   Principal Balance of the Referenced Assets for any Calculation Period, the aggregate
                                   Principal Balance of the Referenced Assets shall be determined by the Calculation
                                   Agent pursuant to the Pooling and Servicing
                                   Agreement, dated as of 01 September, 2006, by and among CWABS, Inc. as depositor, Park
                                   Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc.
                                   as a seller, Countrywide Home Loans
                                   Servicing LP, as master servicer and The
                                   Bank of New York as trustee.


       Risk ID: 1315975L / Effort ID: N1073901 / Global Deal ID: 2682014

  Floating Amounts:

      Floating Amount Payer:       Party A

      Floating Amount Payer
         Period End Dates:         The 25th calendar day of each month, from and
                                   including 25 October, 2006 to and including the Termination Date, subject to adjustment in accordance with the Following Business
                                   Day Convention.

      Floating Amount Payer
         Payment Dates:            The 25th calendar day of each month, from and
                                   including 25 October, 2006 to and including the Termination Date, subject to adjustment in accordance with the Following Business
                                   Day Convention.

      Floating Rate Option:        USD-LIBOR-BBA

      Designated Maturity:         1 month

      Spread:                      Inapplicable

      Floating Rate Day
         Count Fraction:           Actual/360

      Reset Dates:                 The first day of each Calculation Period

  Fixed Amounts:

      Fixed Amount Payer:          Party B

      Fixed Amount Payer
         Period End Dates:         The 25th calendar day of each month, from and
                                   including 25 October, 2006 to and including the Termination Date, with No Adjustment of
                                   Period End Dates.

      Fixed Amount Payer
         Payment Dates:            The 25th calendar day of each month, from and
                                   including 25 October, 2006 to and including the Termination Date, subject to adjustment in accordance with the Following Business
                                   Day Convention.

      Fixed Rate:                  5.25% per annum

      Fixed Rate Day
         Count Fraction:           30/360

  Business Days:                   New York

  Additional Payment:              Party A shall pay Party B the sum of USD
                                   2,510,000.00 on the Effective Date subject to adjustment in accordance with the Following Business Day Convention.

  Miscellaneous:

      Calculation Agent:           As stated in the Agreement.


       Risk ID: 1315975L / Effort ID: N1073901 / Global Deal ID: 2682014

      Office: For the purposes of this Transaction, Party A is not a Multibranch Party, and the Office of Party B is its Head Office.

  Account Details:

      Account Details of Party A:  JPMorgan Chase Bank, New York
                                   ABA #: 021000021
                                   A/C of Lehman Brothers Special Financing Inc. A/C # 066-143-543

      Account Details of Party B:  To be provided

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention: Confirmations Group.


Yours sincerely,                             Accepted and agreed to:

Lehman Brothers Special Financing Inc.       Countrywide Home Loans, Inc.




 By:  /s/ Anatoly Kozlov                    By:  /s/     Brad Coburn
      ----------------------------               ----------------------------
 Name:    Anatoly Kozlov                         Name:   Brad Coburn
 Title:   Authorized Signatory                   Title:  Managing Director



       Risk ID: 1315975L / Effort ID: N1073901 / Global Deal ID: 2682014

                                   Appendix A

               *Calculation Periods   *Calculation Periods     Notional Amount
                 from and including    up to but excluding          (USD)
                            9/29/2006            10/25/2006         675,000,000
                           10/25/2006            11/25/2006         668,964,400
                           11/25/2006            12/25/2006         662,193,400
                           12/25/2006             1/25/2007         654,695,000
                            1/25/2007             2/25/2007         646,480,200
                            2/25/2007             3/25/2007         637,562,500
                            3/25/2007             4/25/2007         627,958,500
                            4/25/2007             5/25/2007         617,954,300
                            5/25/2007             6/25/2007         607,306,500
                            6/25/2007             7/25/2007         596,039,400
                            7/25/2007             8/25/2007         584,180,400
                            8/25/2007             9/25/2007         571,759,200
                            9/25/2007            10/25/2007         558,807,800
                           10/25/2007            11/25/2007         545,771,200
                           11/25/2007            12/25/2007         532,257,500
                           12/25/2007             1/25/2008         518,306,100
                            1/25/2008             2/25/2008         503,986,500
                            2/25/2008             3/25/2008         489,506,300
                            3/25/2008             4/25/2008         474,921,900
                            4/25/2008             5/25/2008         460,839,200
                            5/25/2008             6/25/2008         447,258,000
                            6/25/2008             7/25/2008         434,162,300
                            7/25/2008             8/25/2008         421,536,600
                            8/25/2008             9/25/2008         409,365,700
                            9/25/2008            10/25/2008         389,344,600
                           10/25/2008            11/25/2008         369,985,400
                           11/25/2008            12/25/2008         351,357,900
                           12/25/2008             1/25/2009         333,758,600
                            1/25/2009             2/25/2009         317,127,600
                            2/25/2009             3/25/2009         301,408,600
                            3/25/2009             4/25/2009         291,770,400
                            4/25/2009             5/25/2009         282,461,200
                            5/25/2009             6/25/2009         273,450,500
                            6/25/2009             7/25/2009         264,456,500
                            7/25/2009             8/25/2009         255,769,800
                            8/25/2009             9/25/2009         118,427,900
                            9/25/2009            10/25/2009         115,875,100
                           10/25/2009            11/25/2009         113,299,400
                           11/25/2009            12/25/2009         111,055,300
                           12/25/2009             1/25/2010         108,741,300
                            1/25/2010             2/25/2010         106,944,000
                            2/25/2010             3/25/2010         105,230,500
                            3/25/2010             4/25/2010         103,193,600
                            4/25/2010             5/25/2010         101,245,500


       Risk ID: 1315975L / Effort ID: N1073901 / Global Deal ID: 2682014

                            5/25/2010             6/25/2010          99,293,800
                            6/25/2010             7/25/2010          97,426,000
                            7/25/2010             8/25/2010          95,548,000
                            8/25/2010             9/25/2010          93,748,000
                            9/25/2010            10/25/2010          92,122,200
                           10/25/2010            11/25/2010          90,427,700
                           11/25/2010            12/25/2010          88,896,300
                           12/25/2010             1/25/2011          87,260,900
                            1/25/2011             2/25/2011          85,945,100
                            2/25/2011             3/25/2011          84,652,700
                            3/25/2011             4/25/2011          83,140,400
                            4/25/2011             5/25/2011          81,717,400
                            5/25/2011             6/25/2011          80,316,800
                            6/25/2011             7/25/2011          78,998,900
                            7/25/2011             8/25/2011          77,670,100
                            8/25/2011             9/25/2011          76,242,100
                            9/25/2011            10/25/2011          74,416,300
                           10/25/2011            11/25/2011          72,677,300
                           11/25/2011            12/25/2011          71,219,400
                           12/25/2011             1/25/2012          69,778,400
                            1/25/2012             2/25/2012          68,685,900
                            2/25/2012             3/25/2012          67,518,100
                            3/25/2012             4/25/2012          66,215,300
                            4/25/2012             5/25/2012          65,031,900
                            5/25/2012             6/25/2012          63,844,100
                            6/25/2012             7/25/2012          62,704,300
                            7/25/2012             8/25/2012          61,560,400
                            8/25/2012             9/25/2012          60,462,300
                            9/25/2012            10/25/2012          59,455,400
                           10/25/2012            11/25/2012          58,394,800
                           11/25/2012            12/25/2012          57,422,200


        *with respect to each Fixed Amount Payer Period End Date, all such dates are subject to no adjustment, and with respect to each Floating Amount Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention.


       Risk ID: 1315975L / Effort ID: N1073901 / Global Deal ID: 2682014